Debt - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Debt Instrument [Line Items]
Long-term debt, due in 2017	$ 210.0
Interest rate of the debt instruments	6.25%
Capital leases, due in 2015	1.8
Capital leases, due in 2016	2.6
Capital leases, due in 2017	2.7
Capital leases, due in 2018	2.4
Capital leases, due in 2019	1.3
Capital leases, thereafter	3.2
Cash paid for interest	13.2	12.9	42.5
Capitalized interest expense	4.0	3.2	5.3
Maximum borrowing capacity under the credit agreement	150
Letters of credit outstanding	18.8
Availability under the facility	100.00
Aggregate debt default amount to violate covenant, minimum	50
Covenant conditions of the credit facility	The company is required to maintain a minimum fixed charge coverage ratio only if the company’s availability under the credit facility falls below the greater of 12.5% of the lenders’ commitments under the facility and $18.75 million. The credit agreement allows the company to pay dividends on its capital stock in an amount up to $22.5 million per year unless the company is in default and to, among other things, repurchase its equity, prepay other debt, incur other debt or liens, dispose of assets and make acquisitions, loans and investments, provided the company complies with certain requirements and limitations set forth in the agreement.
Maximum
Debt Instrument [Line Items]
Availability under the facility	18.75
Percentage of lenders' commitments under facility	12.50%
Dividends on capital stock	22.5
Letter of Credit
Debt Instrument [Line Items]
Maximum borrowing capacity under the credit agreement	$ 100